SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 October 19, 1997


                                    HSN, INC.
                (Exact name of registrant as specified in charter)



                                     Delaware
                           (State or other jurisdiction
                                of incorporation)


               0-20570                            59-2712887
         (Commission File No.)         (IRS employer identification no.)


                 1 HSN Drive, St. Petersburg, FL               33729
            (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                  (813) 572-8585




         ITEM 5.   OTHER EVENTS.

              On October 20, 1997, HSN, Inc. (the "Company") issued the press release attached hereto as Exhibit 20.1 in connection with the execution of an Investment Agreement, dated as of October 19, 1997, among Universal Studios, Inc., the Company, Home Shopping Network, Inc. and Liberty Media Corporation. This press release is incorporated herein by reference.



         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   (c)  Exhibits.

                        20.1      Press Release of the Company dated
                                  October 20, 1997




              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HSN, INC.



                                       By: /s/ Jed B. Trosper
                                       Name:   Jed B. Trosper
                                       Title:  Chief Financial Officer




         Date:  October 20, 1997


                                  EXHIBIT INDEX



         Exhibit
           No.                            Description



          20.1               Press Release of the Company dated
                             October 20, 1997